UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 ______________


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                 ______________



         Date of Report (Date of earliest event reported): July 28, 2004



                                NSD BANCORP, INC.
                                -----------------
             (Exact name of registrant as specified in its charter)


 Pennsylvania                 0-22124                     25-1616814
---------------             -----------                -----------------
(State or other             (Commission                  (IRS Employer
jurisdiction of             File Number)               Identification No.)
incorporation)




                    5004 McKnight Road, Pittsburgh, PA 15237
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (412) 231-6900

                                NSD BANCORP, INC.
                           CURRENT REPORT ON FORM 8-K

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

Exhibit Number             Description
--------------             -----------
99.1                       Press Release dated July 28, 2004.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On July 28, 2004, the Registrant issued a press release regarding its second quarter earnings results. The press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference. This Item 12 is being furnished to the SEC and shall not be deemed "filed" for any purpose.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



NSD Bancorp, Inc.




Date:  July 28, 2004                     BY:    /s/ William C. Marsh
                                         --------------------------------------
                                         Name:      William C. Marsh
                                         Title:     Principal Financial Officer
                                                    Senior Vice President
                                                    Chief Financial Officer

                                  EXHIBIT INDEX


EXHIBIT NO.
-----------

99.1          Press Release dated July 28, 2004.